SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 5, 2007

COMSTOCK INDUSTRIES, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

0-011013	65-1030375
COMMISSION FILE NUMBER	(I.R.S. EMPLOYER
IDENTIFICATION NUMBER)
Burbage House
44 Mountfield Rd	W5 2NQ
London, United Kingdom	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE
OFFICES)

ISSUER’S TELEPHONE NUMBER: +44(0) 2088983456

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

5100 Town Center Circle, Suite 430
Boca Raton, Florida 33486

Item 4.01 Change in Registrant’s Certifying Accountants

On September 9, 2005, the registrant, Comstock Industries Inc. (“the Company”) appointed the accounting firm of Mantyla McReynolds to serve as the Company’s certifying accountants.

The reports of .Samuel Klein and Company on the Company's financial statements for the previous fiscals years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

There were no disagreements with Samuel Klein and Company on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Samuel Klein and Company, would have caused Samuel Klein and Company to make reference to the subject matter of the disagreements in connection with its report.

Item 9.0.1 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Letter dated September 9, 2005 to Mantyla McReynolds confirming it’s terms of appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Comstock Industries Inc.

Date: April 5, 2007	By:	/s/ Atul Sharma
Atul Sharma
CEO & Chief Financial Officer